UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

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☑	Definitive Information Statement

ZAP.COM CORPORATION
(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 2007
INFORMATION STATEMENT
PROPOSAL 1
PROPOSAL 2
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
COMPENSATION DISCUSSION AND ANALYSIS
BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
DIRECTOR COMPENSATION
RELATED PERSON TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRINCIPAL ACCOUNTANT FEES AND SERVICES
OTHER MATTERS

April 20, 2007

100 Meridian Centre, Suite 350
Rochester, New York 14618

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Zap.Com Corporation, to be held on May 30, 2007, at 10:30 a.m. local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424. At the meeting, we will consider those matters described in the accompanying notice of annual meeting of stockholders, report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2006 containing financial statements preceded or accompanies this mailing.

We appreciate your continued interest in Zap.Com.

Sincerely,

Avram A. Glazer,
President and Chief Executive Officer

ZAP.COM CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 30, 2007

To the Stockholders of Zap.Com Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Zap.Com Corporation, a Nevada corporation (“Zap.Com” or the “Company”), will be held at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424, on May 30, 2007 at 10:30 a.m. local time, for the following purposes:

1. To elect a director;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s registered independent public accountants; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors of the Company has set the close of business on April 13, 2007 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed following the record date. A list of such stockholders will be available during normal business hours at the offices of the Company for inspection at least ten days prior to the Annual Meeting. A copy of the Annual Report of the Company’s operations during the year ended December 31, 2006 preceded or accompanies this mailing.

Stockholders are cordially invited and encouraged to attend the Annual Meeting in person.

By Order of the Board of Directors,

Avram A. Glazer,
President and Chief Executive Officer

Rochester, New York
April 20, 2007

ZAP.COM CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-2000

INFORMATION STATEMENT

This Information Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Zap.Com Corporation (“Zap.Com” or the “Company”) by the Board of Directors in connection with the Annual Meeting of Stockholders to be held on May 30, 2007 at 10:30 a.m. local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424, and at any adjournments thereof (the “Annual Meeting”).

It is contemplated that this Information Statement will first be mailed to Zap.Com stockholders on or about April 27, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT SEND A PROXY

The principal executive offices of the Company are located at 100 Meridian Centre, Suite 350, Rochester, New York 14618 and the main telephone number is (585) 242-2400.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, including any adjournment(s) thereof, the stockholders of Zap.Com will be asked to consider and vote upon the election of a director, and the other proposals summarized in the attached Notice of Annual Meeting. The proposals are described in more detail in this Information Statement. The Board knows of no other matters that are likely to be brought before the Annual Meeting.

Record Date; Outstanding Shares

The Board of Directors of the Company has fixed the close of business on April 13, 2007 (the “Record Date”) as the date for the determination of stockholders who are entitled to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, the Company’s issued and outstanding capital stock consisted of 50,004,474 shares of common stock, par value $.001 per share (the “Common Stock”), which was held by approximately 1,350 holders of record. Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. The Common Stock is the Company’s only outstanding class of stock as of the date of this Information Statement. As of the date of this Information Statement, Zapata Corporation (“Zapata”) holds 48,972,258 shares of Zap.Com common stock, or approximately 98% of Zap.Com’s outstanding Common Stock. Accordingly, Zapata will be able to determine the outcome of the director election and each proposal to be presented at the Annual Meeting. Zapata has informed Zap.Com that it intends to vote in accordance with the Board’s recommendations on all proposals to be presented at the Annual Meeting.

Quorum; Abstentions and Non-Votes; Vote Required

The presence at the meeting, in person or by proxy, of the holders of a majority of the Company’s outstanding shares of voting stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed for a period of not more than 30 days at any one time, until a quorum is in attendance.

With respect to the election of directors, the nominee receiving the highest number of affirmative votes will be elected to the Board of Directors. The affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting will be necessary to ratify the Board’s appointment of Deloitte & Touche LLP as the Company’s registered independent public accountants and to transact any other business that may properly come before the

Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the ratification of the appointment of the registered independent public accountants.

Householding

The Securities and Exchange Commission (“SEC”) allows the Company to deliver a single information statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as householding, can result in significant cost savings for the Company. In order to take advantage of this opportunity, Zap.Com and banks and brokerage firms that hold your shares have delivered only one information statement and annual report to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the information statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the information statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Vice-President Finance and Chief Financial Officer, Zap.Com Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618, (585) 242-2000. Stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Company in the same manner. If you are the beneficial owner, but not the record holder, of the Company’s shares and wish to receive only one copy of the information statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

PROPOSAL 1

ELECTION OF DIRECTOR

Pursuant to the Company’s Restated Articles of Incorporation (the “Restated Articles”) and By-Laws, the size of the Board is currently set at one director. Avram A. Glazer currently serves as the Company’s sole director.

The sole director will be elected by a plurality of the votes cast for director nominees at the Annual Meeting.

Mr. Glazer, age 46, has served as the sole director and President and Chief Executive Officer of Zap.Com since its formation in April 1998. Mr. Glazer also serves as Chairman of the Board, President and Chief Executive Officer of Zapata Corporation (NYSE: ZAP) which as of the date of this Information Statement holds of record and beneficially approximately 98% of the Company’s outstanding common stock. Mr. Glazer has served as President and Chief Executive Officer of Zapata since March 1995 and as Chairman of the Board since March 2002. Until December 2006, Mr. Glazer was Chairman of the Board and a director of Omega Protein Corporation (NYSE: OME) and until December 2005 was the Chairman of the Board of Directors of Safety Components International, Inc. (OTCBB: SAFY), both former majority-owned subsidiaries of Zapata. He had served in those capacities with Omega Protein and Safety Components since January 1998 and January 2004, respectively. Since June 2005, Mr. Glazer has also served on the Board of Directors of Manchester United, an English football club.

Mr. Glazer, in his capacity as the Company’s sole director, has nominated himself to serve for a one year term or until his successor is duly qualified or elected.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE AS THE COMPANY’S DIRECTOR.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

On April 4, 2007, the Company engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm and on the same date dismissed PricewaterhouseCoopers LLP (“PwC”). The decision to change independent accountants was approved by the Board of Directors.

The reports of PwC on the financial statements of Zap.Com for the years ended December 31, 2006 and December 31, 2005, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2006 and December 31, 2005 and through April 4, 2007 the Company had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the Company’s financial statements for such years. During the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007 none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred.

Zap.Com provided a copy of the foregoing disclosures to PwC prior to the date of the filing of a Form 8-K related to these matters and in a letter addressed to the SEC, PwC stated that it agreed with such statements. A copy of the letter furnished in response to that request was filed as Exhibit 16 to the Company’s Form 8-K filed with the SEC on April 5, 2007.

For the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, the Company had not on any prior occasion consulted with Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company considers Deloitte to be well qualified.  A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as independent auditors. This selection is being submitted for ratification at the meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting and entitled to vote is required for such ratification. If not ratified, the selection will be reconsidered by the Board of Directors, although the Board will not be required to select a different independent registered public accounting firm for the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD’S APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

During 2006, the Board of Directors met once and acted by written consent twice.

Zap.Com’s Board of Directors does not presently maintain any committees since the Board only consists of one director. Upon expansion of the size of the Board to three or more directors, the By-Laws require that two standing committees of the Board of Directors be activated: the audit committee and the compensation committee, each comprised of two or more directors. The members of these committees will be appointed following the expansion of the Board to three or more directors.

The primary purpose of the audit committee will be to (1) select the registered independent public accountants that will audit Zap.Com’s financial statements, (2) discuss the scope and the results of the audit with the auditors and (3) review Zap.Com’s financial accounting and reporting principles. The audit committee will also examine and discuss the adequacy of Zap.Com’s financial controls with the independent auditors and with management.

The functions of the compensation committee will be to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer Zap.Com’s 1999 Long-Term Incentive Plan.

Zap.Com’s Board of Directors currently performs the functions of the audit committee. The Board of Directors does not have a “financial expert”. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. The Board of Directors identifies and evaluates nominees for director. Since the Company only has limited operations at this time and the Board of Directors only consists of one director, the Board of Directors has not adopted a policy regarding the consideration of stockholder recommendations for nominations or any formal procedures for stockholders to recommend nominations. The Board of Directors will, however, consider stockholder recommendations. Such recommendations should be addressed to Avram A. Glazer, President and Chief Executive Officer, at the Company’s principal executive offices.

For the reasons discussed in the previous paragraphs, the Board of Directors has not established a formal process for stockholders or interested parties to send communications to the Board of Directors. Additionally, the Board of Directors has not implemented a formal policy regarding director attendance at the Annual Meeting. Last year the Company’s sole director did not attend the Annual Meeting.

Director Compensation

Each director who is not an employee of Zap.Com may be compensated for serving as a director at a set dollar amount to be determined by the Board. In addition, each new non-employee director may upon joining the Board, be granted options under the Zap.Com 1999 Long-Term Incentive Plan to purchase shares of Zap.Com Common Stock at the fair market value for the shares. The Board will determine the number and terms of the options to be granted to the new director. The sole director did not receive any compensation in his capacity as such for 2006.

Family Relationships

There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other persons under which that person was selected to serve as a director or officer.

Executive Officers

The Company’s officers serve at the pleasure of the Board of Directors. The following table sets forth information concerning the executive officers of Zap.Com as of the date of this Information Statement:

Name	Age	Position

Avram A. Glazer	46	President and Chief Executive Officer
Leonard DiSalvo	48	Vice President — Finance and Chief Financial Officer

Leonard DiSalvo, age 48, has served as Zap.Com’s Vice President — Finance and Chief Financial Officer since April 1999. Mr. DiSalvo also serves as Zapata’s Vice President — Finance and Chief Financial Officer, a position he has held since joining Zapata in September 1998. Until December 2006, Mr. DiSalvo was a director of Omega Protein Corporation, and until December 2005 was a director and Chairman of the Compensation Committee of Safety Components International, Inc., both former majority-owned subsidiaries of Zapata. Mr. DiSalvo has over 20 years of experience in the areas of finance and accounting. Mr. DiSalvo served as a finance manager for Constellation Brands, Inc., a national manufacturer and distributor of wine, spirits and beer, from 1996 until 1998. Prior to that position, Mr. DiSalvo held various management positions in the areas of finance and accounting in the Contact Lens Division of Bausch & Lomb Incorporated. Mr. DiSalvo is a Certified Public Accountant.

See Director nominees above for information concerning the Company’s Chairman of the Board, President and Chief Executive Officer, Avram A. Glazer.

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers which applies to all of the Company’s financial executives, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions. The Company will provide without charge, upon request, a copy of the

Code of Ethics for Senior Financial Officers. Anyone wishing to obtain a copy should write to Zap.Com Corporation Investor Relations, 100 Meridian Centre Suite 350, Rochester, NY 14618.

COMPENSATION DISCUSSION AND ANALYSIS

Zap.Com’s Board of Directors does not presently maintain a compensation committee and as of the date of this filing, has two employees, Avram A. Glazer, President and CEO, and Leonard DiSalvo, Vice President — Finance and Chief Financial Officer. Since ceasing its Internet operations in 2000, the Company has had no existing business operations, other than to comply with its reporting requirements under the Securities Exchange Act of 1934. In the future Zap.Com may acquire an operating company or may consider developing a new business suitable for its situation. As a result, the Board of Directors chose not to pay Mr. Glazer or Mr. DiSalvo a salary or bonus from Zap.Com in 2006. Mr. Glazer and Mr. DiSalvo currently devote a significant portion of their business time to Zapata, where they hold the same offices. Both of these officers, however, will devote such time to Zap.Com’s affairs as is required to perform their duties to Zap.Com. While Zap.Com continues to have limited operations, it is expected that they will not receive a salary or bonuses from the Company.

In an effort to provide long-term incentives, stock options were granted to the Company’s two employees during 2004. Options granted to Avram A. Glazer, sole director, President and Chief Executive Officer of the Company were approved by the Company’s stockholders at the 2005 annual meeting. Zap.Com’s management believes that awards such as stock options are designed to provide long-term incentives and rewards, tied to the price of the Company’s common stock. Management believes that equity awards, which provide value to the participants only when the Company’s stockholders benefit from stock price appreciation, are an appropriate long-term incentive and are consistent with the Company’s plans to potentially acquire an operating company or develop a new business suitable for its situation.

There is no set formula for the granting of awards to individual executives. The decision to award equity grants and the timing of such awards is discretionary and primarily based on an employee’s job performance, an employee’s ability to contribute to the achievement of the Company’s goals and objectives, and other factors as deemed appropriate.

These stock options were granted under the Zap.Com 1999 Long-Term Incentive Plan (the “1999 Plan”), which was approved by our stockholders and allows Zap.Com to provide awards to existing and future officers, employees, consultants and directors from time to time. The 1999 Plan is intended to promote the long-term financial interests and growth of Zap.Com by providing employees, officers, directors, and consultants of Zap.Com with appropriate incentives and rewards to enter into and continue in the employment of, or relationship with, Zap.Com and to acquire a proprietary interest in the long-term success of Zap.Com. Under the 1999 Plan, 3,000,000 shares of common stock are available for awards. The 1999 Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, stock awards, cash awards, or other rights or interests. Allocations of awards are made by the Zap.Com Board of Directors at its sole discretion within the provisions of the 1999 Plan. Stock options granted under the 1999 Plan are non-qualified options with a five year life and are exercisable in cumulative one-third installments vesting annually beginning on the first anniversary of the date of grant.

Zap.Com does not provide its employees with any post-termination benefits and does not have any employment agreements.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The Company’s Board of Directors has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Board of Directors has recommended that the Compensation Discussion and Analysis be included in this Information Statement filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the Company’s Annual Report on Form 10-K for the year ended December, 31, 2006.

Avram A. Glazer

SUMMARY COMPENSATION TABLE

								Change in Pension
								Value and
								Nonqualified
							Non-Equity	Deferred
							Incentive Plan	Compensation	All other
		Salary		Bonus	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)		($)	($)	($)	($)	($)	($)	($)

Avram A. Glazer	2006	$—	(1)	—	—	—	—	—	—	—
Leonard DiSalvo	2006	—	(2)	—	—		—	—	—	—

(1)	Mr. Glazer serves as Chairman of the Board, President and Chief Executive Officer of Zapata and as President and Chief Executive Officer of Zap.Com. Zap.Com recognized approximately $6,000 as contributed capital from Zapata Corporation for Mr. Glazer’s annual salary for 2006 under its shared services agreement with Zapata. No amount of Mr. Glazer’s bonus was allocated to Zap.Com.

(2)	Mr. DiSalvo serves as Vice President — Finance of Zapata and Zap.Com. Zap.Com recognized approximately $6,000 as contributed capital from Zapata for Mr. DiSalvo’s annual salary for 2006 under its shared services agreement with Zapata. No amount of Mr. DiSalvo’s bonus was allocated to Zap.Com

GRANTS OF PLAN-BASED AWARDS

No equity or non-equity awards were granted during 2006 under the Company’s equity incentive plans.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Equity Incentive
				Equity Incentive						Plan Awards:
				Plan Awards:					Equity Incentive	Market or
	Number of	Number of		Number of			Number of		Plan Awards:	Payout Value
	Securities	Securities		Securities			Shares or	Market Value	Number of	of Unearned
	Underlying	Underlying		Underlying	Option		Units of	of Shares or	Shares, Units	Shares, Units or
	Unexercised	Unexercised		Unexercised	Exercise	Option	Stock That	Units of Stock	or Other Rights	Other Rights
	Options (#)	Options(#)		Unearned	Price	Expiration	Have Not	That Have Not	That Have Not	That Have
Name	Exercisable	Unexercisable		Options(#)	($)(2)	Date	Vested(#)	Vested($)	Vested(#)	Not Vested($)

Avram A. Glazer(1)	243,333	121,667	(3)	—	$0.08	11/2/2009	—	—	—	—
Leonard DiSalvo	66,666	33,334	(3)	—	$0.08	11/2/2009	—	—	—	—

(1)	Mr. Glazer’s stock options were approved by a vote of the stockholders of Zap.Com in June of 2005.

(2)	The exercise price of all equity awards is equal to the fair market value (average of the closing bid and asked price of our common stock) on the date of grant.

(3)	The options vest in one-third increments on 11/2/2005, 11/2/2006 and 11/2/2007.

OPTION EXERCISES AND STOCK VESTED

No Named Executive Officers exercised stock options during 2006. Additionally, no stock awards have been granted to Named Executive Officers

PENSION BENEFITS

Zap.Com does not have pension benefits; therefore, no Named Executive Officers received any pension benefits from the Company.

NONQUALIFIED DEFERRED COMPENSATION

Zap.Com does not maintain any nonqualified defined contribution or nonqualified deferred compensation plans.

DIRECTOR COMPENSATION

Avram A. Glazer serves as the sole director of Zap.Com and did not receive any compensation as such for 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely upon a review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during 2006, all such filings required to be made by such persons were timely made in accordance with the requirements of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Zap.Com has no compensation committee, or other board committee performing equivalent functions. Decisions concerning the compensation of Zap.Com executives, Avram A. Glazer and Leonard DiSalvo, in their capacities as Zapata officers, are made by the Compensation Committee of the Board of Directors of Zapata Corporation. The Board of Directors of Zap.Com is comprised only of Avram Glazer, Zap.Com’s President and Chief Executive Officer. No compensation for service to Zap.Com was paid to Mr. Glazer or Mr. DiSalvo for the last fiscal year.

RELATED PERSON TRANSACTIONS

The Company’s Code of Ethics for Senior Financial Officers, which applies to all of the Company’s financial executives, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions, prohibits conflict of interest transactions. The Board of Directors has not adopted a separate related party transaction policy.

Where, however, a potential related party transaction, arrangement or relationship is proposed or becomes known to the Company, such transaction may be presented to the Board of Directors for approval, or, if the Company’s sole director is an interested person in the transaction, may be presented to the stockholders for approval, such as the option grant to Mr. Glazer in 2005.

The Company’s related party transactions are as follows:

Zapata Corporation  — Since its inception, Zap.Com has utilized the services of Zapata’s management and staff under a shared services agreement that allocated these costs on a percentage of time basis. Zap. Com also subleases its office space in Rochester, New York from Zapata. Under the sublease agreement, annual rental payments are allocated on a cost basis. Zapata has waived its rights under the shared services agreement to be reimbursed for these expenses since May 1, 2000. For each of the years ended December 31, 2006 and 2005, approximately $13,000 was recorded as contributed capital for these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of Common Stock owned beneficially as of April 13, 2007 by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock,

•	each director,

•	each named executive officer, and

•	all directors and executive officers as a group.

Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

The following calculations are based upon the shares of the Company’s common stock issued and outstanding on April 13, 2007 plus the number of such shares of common stock outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of the Company’s common stock subject to options exercisable within 60 days of April 13, 2007 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

Shares Beneficially Owned

		Percent of
Name and Beneficial Owner	No. of Shares	Ownership

Zapata Corporation(1)(2)	48,972,258	97.9%
Avram Glazer(3)(4)	293,333	*
Leonard DiSalvo(3)(4)	66,666	*
All executive officers and directors as a group (2 persons)	359,999	*

*	Represents ownership of less than 1.0%

(1)	Zapata’s address is 100 Meridian Centre, Suite 350, Rochester, New York 14618. As a result of this ownership, Zapata controls Zap.Com. The Malcolm I. Glazer Family Limited Partnership owns beneficially and of record approximately 51% of Zapata’s outstanding common stock and, by virtue of that ownership, controls Zapata and, therefore, may be deemed to beneficially own the Zap.Com securities held by Zapata. The Malcolm I. Glazer Family Limited Partnership disclaims any beneficial ownership of Zap.Com’s common stock beneficially owned by Zapata.

(2)	Zap.Com has registered 1,000,000 shares of Zap.Com common stock held by Zapata for resale on a shelf basis under a separate registration statement. These figures are subject to change if Zapata sells any of these shares.

(3)	Avram Glazer and Leonard DiSalvo also beneficially own 137,272 and 218,666 shares, respectively, of common stock of Zap.Com’s parent company Zapata Corporation. These amounts include 107,672 and 218,666 shares, respectively, subject to options exercisable within 60 days of April 13, 2007.

(4)	Includes 121,666 and 66,666 shares issuable under options exercisable within 60 days of April 13, 2007 held by Mr. Glazer and Mr. DiSalvo, respectively.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board of Directors has engaged the independent registered public accounting firm of Deloitte & Touche LLP (“Deloitte”) for the fiscal year ending December 31, 2007. Deloitte is replacing PricewaterhouseCoopers LLP (“PwC”) who served as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2006.

Audit Fees.  The aggregate audit fees paid to PwC for the fiscal years ended December 31, 2006 and December 31, 2005, were $18,500 and $29,750, respectively. These fees include amounts for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, including services related thereto such as attest services and consents. These amounts also include fees related to testing of the Company’s internal controls over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees.  No audit-related fees were paid to PwC for the fiscal years 2006 and 2005.

Tax Fees.  No tax services were rendered by PwC to the Company or tax fees paid by the Company to PwC for the fiscal years 2006 and 2005.

All Other Fees.  There were no other fees paid to PwC for the fiscal years ended December 31, 2006 and December 31, 2005.

Board of Directors Pre-Approval Requirements.  Our Board of Directors’ policy is to pre-approve all audit and permissible non-audit services provided by our registered independent public accountants, including PwC, the Company’s registered independent public accountants during 2006. Our Board of Directors pre-approved all such audit and non-audit services provided by the registered independent public accountants. In 2006 and 2005, the Company did not engage PwC to provide any non-audit services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The registered independent public accountants and management are required to periodically report to Board of Directors regarding the extent of services provided by the registered independent public accountants in accordance with this pre-approval and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

OTHER MATTERS

As of the date of this Information Statement, the Board of Directors knows of no other matter to be presented at the Annual Meeting.

By Order of the Board of Directors,

Avram A. Glazer,
President and Chief Executive Officer

Rochester, New York
April 20, 2007